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                                                                    Exhibit 10.4

                     NATIONAL INFORMATION CONSORTIUM, INC.


                            KEY EMPLOYEE AGREEMENT
                                      FOR

                               Jeffery S. Fraser


     THIS EMPLOYMENT AGREEMENT ("Agreement") is entered into as of the 1st day of July 1998, by and between JEFFERY S. FRASER ("Executive") and NATIONAL INFORMATION CONSORTIUM, INC. a Delaware corporation (the "Company").

     WHEREAS, the Company desires to employ Executive to provide personal services to the Company and to the Company's subsidiaries, and wishes to provide Executive with certain compensation and benefits in return for his services; and

     WHEREAS, Executive wishes to be employed by the Company and provide personal services to the Company in return for certain compensation and benefits;

     NOW, THEREFORE, the parties hereto agree as follows:

     1.   EMPLOYMENT BY THE COMPANY.

          1.1 Subject to terms set forth herein, the Company or a subsidiary of the Company, agrees to employ Executive in the position of President and Executive hereby accepts such employment effective as of the date first written above. During the term of his employment with the Company, Executive will devote his best efforts and substantially all of his business time and attention (except for vacation periods and reasonable periods of illness or other incapacity's permitted by the Company's general employment policies) to the business of the Company.

          1.2 Executive will serve in an executive capacity and shall perform such duties as are customarily associated with his then current title, consistent with the Bylaws of the Company and as required by the Company's Board of Directors (the "Board").

          1.3 The employment relationship between the parties shall also be governed by the general employment policies and practices of the Company, including those relating to protection of confidential information and assignment of inventions, except that when the terms of this Agreement differ from or are in

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               conflict with the Company's general employment policies or practices, this Agreement shall control.

     2.   COMPENSATION

          2.1  SALARY.   Executive shall receive for services to be rendered
               hereunder an annualized base salary of $249,000, payable in equal installments (prorated for portions of a pay period) on the Company's regular pay days and the Company will withhold from such compensation all applicable federal and state income, social security and disability and other taxes as required by applicable laws.

          2.2  STANDARD COMPANY BENEFITS.    Executive shall be entitled to all
               rights and benefits for which he is eligible under the terms and conditions of the standard Company benefits and compensation practices which may be in effect from time to time and provided by the Company to its employees generally.

     3.   PROPRIETARY INFORMATION OBLIGATIONS

          3.1  AGREEMENT.     Executive agrees to execute and abide by the
               Proprietary Information and Inventions Agreement attached hereto as EXHIBIT A (the "Proprietary Information Agreement").

     4.   TERMINATION OF EMPLOYMENT

          4.1 TERMINATION WITHOUT CAUSE.

               (a) The Company shall have the right to terminate Executive's employment with the Company at any time without cause.

               (b) In the event Executive's employment is terminated without cause before July 1st, 2001, the Company shall pay Executive one year's base compensation in a single lump sum distribution on the first regular Company pay period after said termination; PROVIDED, HOWEVER, if Executive is terminated without cause during the final twelve months of his Employment Agreement, he shall only be entitled to the equivalent of his base compensation in a single lump sum distribution on the first regular Company pay period after said termination for the remaining number of months until expiration of Employment Agreement,

               (c) In the event Executive's employment is terminated without cause on or after July 1st, 2001, he will not be entitled to severance pay, pay in lieu of notice or any other such compensation, except as provided in the

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                    Company's Severance Benefit Plan, if any, in effect on the termination date.

          4.2 TERMINATION FOR CAUSE.

               (a) The Company shall have the right to terminate Executive's employment with the Company at any time for cause. Written notification of termination and specific cause of termination shall be provided to the Executive at the time of termination.

               (b) "Cause" for termination shall mean: (a) indictment or conviction of any felony or of any crime involving dishonesty; (b) willful participation in any fraud against the Company; (c) willful breach of Executive's duties to the Company, including persistent unsatisfactory performance of job duties; (d) intentional damage to any property of the Company; or (e) conduct by Executive which in the good faith and reasonable determination of the Board demonstrates gross unfitness to serve.

               (c) In the event the Executive is notified in writing that his employment is to be terminated for cause, the Executive shall be given thirty days from date of notification to cure the specific cause(s) set forth in the notification.

               (d) In the event Executive's employment is terminated at any time with cause, the executive will not be entitled to severance pay, pay in lieu of notice or any other such compensation; PROVIDED, HOWEVER, Executive is entitled and shall receive all compensation earned prior to and including the date of termination.

          4.3 VOLUNTARY OR MUTUAL TERMINATION.

               (a) Executive may voluntarily terminate his employment in writing with the Company at any time, after which no further compensation will be paid to Executive.

               (b) In the event Executive voluntarily terminates his employment, he will not be entitled to severance pay, pay in lieu of notice or any other such compensation; PROVIDED, HOWEVER, Executive is entitled and shall receive all compensation earned prior to and including the date of termination.


     5.  NON-INTERFERENCE; NON-COMPETITION.

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          (a)  While employed by the Company, and for three (3) years immediately following the Termination Date, Executive agrees not to interfere with the business of the Company by:

               (i) soliciting, attempting to solicit, inducing, or otherwise causing any employee of the Company to terminate his or her employment in order to become an employee, consultant or independent contractor to or for any competitor of the Company; or

               (ii) directly or indirectly soliciting the business of any customer of the Company which at the time of termination or one year immediately prior thereto was listed on the Company's customer list.

     (b) Executive agrees to execute and abide by the Non-Competition Agreement attached hereto as EXHIBIT B.

     6. GENERAL PROVISION.

          6.1 NOTICES.   Any notices provided hereunder must be in writing and
          shall be deemed effective upon the earlier of personal delivery (including personal delivery by telex) or the third day after mailing by first class mail, to the Company at its primary office location and to Executive at his address as listed on the Company payroll.

          6.2 SEVERABILITY.   Whenever possible, each provision of this
          Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provisions had never been contained herein.

          6.3  WAIVER.   If either party should waive any breach of any
          provisions of this Agreement, he or it shall not thereby be deemed to have waived any preceding or succeeding breach of the same or any other provision of this Agreement.

          6.4 COMPLETE AGREEMENT. This Agreement and its Exhibits, constitute the entire agreement between Executive and the Company and it is the complete, final, and exclusive embodiment of their agreement with regard to the material terms of executive employment, compensation, and duration. It is entered into without reliance on any promise or representation other than those expressly contained herein, and it cannot be modified or amended except in a writing signed by Executive and an officer of the Company.

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          6.5 COUNTERPARTS.   This Agreement may be executed in separate
          counterparts, any one of which need not contain signatures of more than one party, but all of which taken together will constitute one and the same Agreement.

          6.6 HEADINGS. The headings of the sections hereof are inserted for convenience only and shall not be deemed to constitute a part hereof nor to affect the meaning thereof.

          6.7 SUCCESSORS AND ASSIGNS.   This Agreement is intended to bind and
          inure to the benefit of and be enforceable by Executive and the Company, and their respective successors, assigns, heirs, executors and administrators, except that Executive may not assign any of his duties hereunder and he may not assign any of his rights hereunder without the written consent of the Company, which shall not be withheld unreasonably.

          6.8 ATTORNEY FEES. If either party hereto brings any action to enforce his or its rights hereunder, the prevailing party in any such action shall be entitled to recover his or its reasonable attorneys' fees and costs incurred in connection with such action.

          6.9 CHOICE OF LAW. All questions concerning the construction, validity and interpretation of this Agreement will be governed by the law of the State of Kansas.

     IN WITNESS WHEREOF, the parties have executed this Key Employee Agreement on the day and year first above written.


                         NATIONAL INFORMATION
                         CONSORTIUM, INC.:

                         By: /s/ Ross C. Hartley
                            -----------------------------

                         Name:  Ross C. Hartley
                              ---------------------------

                         Title: Vice President


                         EXECUTIVE:


                         /s/ Jeffery S. Fraser
                         --------------------------------

                         Name: Jeffery S. Fraser
                              ---------------------------

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